UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

Pre-Effective Amendment No. __[   ]

Post-Effective Amendment No. __[   ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. ___[   ]

FOCUS FUNDS SERIES

(Exact name of registrant as specified in charter)

8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147

(Address of principal executive offices)

Registrant’s Telephone Number: (440) 922-0066

Rajendra Prasad, 200 West Sahara Avenue #810, Las Vegas, NV 89102

 (Name and address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):  [   ]

Immediately upon filing pursuant to paragraph (b) [   ]

On (date) pursuant to paragraph (b)[   ]

60 days after filing pursuant to paragraph (a ) (1) [   ]

On (……………….) pursuant to paragraph (a) (2) [   ]

75 days after filing pursuant to paragraph (a) (2)[   ]

On date pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine. Shares of Fund A of Focus Funds Series are being offered by this registration.

Information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated March_____, 2016

FOCUS FUNDS SERIES A

Prospectus dated March ________ 2016

8000 Town Center Drive

Suite 400

Broadview Heights, Ohio 44147

(440) 922 0066

Ticker Symbol:  [    ]

FOCUS FUNDS SERIES A, a fund of FOCUS FUNDS SERIES, is a mutual fund that seeks capital appreciation.

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to obtain capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge imposed on purchases

(as a percentage of the offering price)

None

Maximum Deferred Sales Charge

(as a percentage of redemption proceeds)

None

Redemption Fee as a percentage of amount redeemed if sold within 90 days 2.00%

Account Fee for retirement accounts

$8

Wire Transfer Fee

$20

Annual Fund Operating Expenses

(expenses that you pay indirectly each year as a percentage of your investment)

Management Fees	1.00%
Distribution and/or 12b-1 Service Fees	0.00%
Other Expenses*	0.75%
Acquired Fund Fees and Expenses**	0.04%
Total Annual Fund Operating Expenses ______________________________________________________________ *Administrative Expenses ** Estimated amount for the current fiscal year	1.79% _____________

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you do not redeem any of your shares at the end of those period(s). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your expenses would be as follows:

End of 1 Year	End of 3 Years
$182	$563

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities and Money Market: The Fund seeks its investment objective principally by investing at least 80% of its total assets in equity securities and retail money market funds. The ratio of investment in equity securities and retail money market funds will vary and will depend on the market conditions. If the equities are going down, more funds will be transferred to retail money market funds. The Fund emphasizes investments in equity securities of companies without limitation as to market capitalization.   Equity securities include common stocks and preferred stocks, as well as securities convertible into or exchangeable for common stocks or preferred stocks.  The Fund may invest in American Depository Receipts or (ADRs) which are sold in the American markets just like regular stocks, and are issued/sponsored in the U.S. by a bank or brokerage. ADRs represent foreign corporations. American Depositary Receipt – ADR: Is a negotiable certificate issued by a U.S. bank representing a specified number of shares (or one share) in a foreign stock that is traded on a U.S. exchange. ADRs are denominated in U.S. dollars, with the underlying security held by a U.S. financial institution overseas. ADRs help to reduce administration and duty costs that would otherwise be levied on each transaction.

The Fund will use a blend of growth and value styles of investing. The Fund will choose stocks which have high growth potential and have good fundamental value at the time of purchase. Stocks which become overvalued will be sold. Also when the stocks lose certain percentage from the purchase price, they will be sold. When a certain percentage of profit may be realized by selling some of the stocks.

Exchange Traded Funds (ETFs): The Fund may invest in equity securities indirectly through investments in shares of Exchange Traded Funds (ETFs).  Exchange Traded Funds (ETF) are funds that trade like a stock. ETFs are collections of stocks or bonds.  ETFs can be bought and sold throughout the day as long as the market is open. ETFs make it easy to invest in a wide array of markets, whether broad like the S&P 500, in different sectors, different countries, etc. Non-traditional ETFs consist of Leveraged ETFs and Inverse ETFs and the details are given below: 1. Leveraged ETF is an exchange-traded fund (ETF) that uses financial derivatives and debt to amplify the returns of an underlying index. Leveraged ETFs are available for most indexes, such as the Nasdaq-100 and the Dow Jones Industrial Average. These funds aim to keep a constant amount of leverage during the investment time frame, such as a 2:1 or 3:1 ratio. It follows the daily changes in the index. The 2:1 ratio works in the opposite direction as well. If the index drops 1%, your loss would then be 2%.  2. Inverse ETF is an exchange-traded fund (ETF) that is constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark. Investing in these ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. The Fund may invest in both traditional and non-traditional ETFs. Non-traditional ETFs present more risk as explained above.  They offer more reward also. The Fund’s investments in shares of ETFs may result in substantial investments in issuers of foreign and emerging market securities.

OPTIONS: The Fund may invest in put and call options which trade on securities exchanges.  Such options may be on individual securities or on indexes.  A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price.  If the market value of the underlying security or index declines, the value of the put option would be expected to rise. It works like insurance or hedge. So if the security loses value the put option will increase in value and thus compensate. If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund. A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price.  If the market value of the underlying security or index rises, the value of the call option would also be expected to rise.  If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund. The Fund will not sell uncovered or naked call options as the potential loss is unlimited. Depending on the contract, options can protect or enhance the portfolios of many different kinds of investors in rising, falling and neutral markets.

PRINCIPAL RISKS

The price of the Fund’s shares can go up and down substantially.  The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests or as a result of sector rotation, which could cause the Fund to underperform other funds with similar investment objectives. Sector rotation is an investment strategy involving the movement of money from one industry sector to another in an attempt to beat the market. Certain sectors of business profit more in certain stages of an economic cycle. There is no assurance that the Fund will achieve its investment objective.  When you redeem your shares, they may be worth more or less than what you paid for them.  These risks mean that you can lose money by investing in the Fund.

General Risks.  Investing for capital appreciation ordinarily exposes capital to added risk. Shares of the Fund are intended for you only if you are able and willing to take such risk.  There can be no assurance that the Fund’s investment objective will be attained.  The Fund’s share price may decline and you could lose money.

Stock Market Risks.  The value of the Fund’s portfolio may be affected by changes in the stock markets.   Stock markets are subject to significant fluctuations in value as a result of political, economic and market developments.   Geographically diverse stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  If a stock market declines in value, the Fund’s share price is likely to decline in value.

Main Risks of Equity Investing.  Newer or smaller companies may experience greater stock price fluctuations and risks of loss than larger, more established companies. If a company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Negative development in this regard could cause the value of a stock to decline dramatically, resulting in a decrease in the Fund’s share price. Stocks can go in and out of favor due to market cycles. During periods when stock investing is out of favor or when markets are unstable, it may be more difficult to sell securities at an acceptable price. Equity may also be volatile because of investor speculation. There is no assurance that the Fund’s style of investing will achieve its desired result.  In fact, the

Fund may decline in value as a result of emphasizing this style of investing.

Main Risks of Small- and Mid-Cap Stocks. The stocks of large, medium and small companies are referred to as large-cap, mid-cap, and small-cap, respectively. Investment professionals differ on their exact definitions, but the current approximate categories of market capitalization are: Large Cap: $10 billion plus, Mid Cap: $2 billion to $10 billion, Small Cap: Less than $2 billion. The Fund may invest in equity securities of companies without regard to market capitalization. Small- and mid-sized companies may be either established or newer companies, including companies that have been in operation for less than three years.  While smaller companies might offer greater opportunities for gain, they also involve greater risk of loss. These companies may be more sensitive to changes in earnings expectations and may experience more abrupt and erratic price movements.  Securities of small- and mid-size companies may not have established markets for their products or services and may have fewer customers and product lines.  They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions.  Since small- and mid-size companies typically reinvest a high proportion of their earnings in their businesses, they may not pay dividends for some time, particularly if they are newer companies.  Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies.  They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business.  It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Main Risks Associated with Iliquidity: Illiquidity is the state of a security that cannot easily be sold or exchanged for cash without a substantial loss in value. Illiquid assets also cannot be sold quickly because of a lack of ready and willing investors or speculators to purchase the asset. The lack of ready buyers also leads to larger discrepancies between the asking price (from the seller) and the bidding price (from a buyer) than would be found in an orderly market with daily trading activity.

Non-Diversification.  The Fund is a “non-diversified” fund.  The Fund is considered “non-diversified” because, compared to other funds, a higher percentage of the Fund’s assets may be invested in the shares of a limited number of companies.  The Fund’s portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a “diversified” fund.

Portfolio Turnover.   The Fund’s portfolio turnover strategy permits it to purchase and sell securities at frequent intervals.   A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders when Fund shares are held in taxable accounts.

Risks of Options:

Options are very time sensitive investments. The value decays with time and this deterioration is very rapid and accelerates in the final days before expiration. An options contract is for a short period - generally a few months sometimes for a year or two. The buyer of an option could lose his or her entire investment even with a correct prediction about the direction and magnitude of a particular price change if the price change does not occur in the relevant time period (i.e., before the option expires). Options are less tangible than some other investments. Stocks offer certificates, as do bank Certificates of Deposit, but an option is a "book-entry" only investment without a paper certificate of ownership. Since initial options investments usually require less capital than equivalent stock positions, the potential cash losses as an options investor are usually smaller than buying the underlying stock. Because options are highly leveraged investments, prices can move very quickly and by hefty amounts in minutes or seconds rather than hours or days. Losses can be substantial on selling naked call options. The Fund shall not sell naked call options.

Risks of Traditional ETFs.   Traditional ETFs attempt to replicate the performance of an index. Although they vary in the risks that they present, certain risks are common to traditional ETFs.  These risks include market risk, asset class risk, concentration risk and management risk.  Market risk is the risk that fluctuations in the price of a particular ETF could result in loss of value.  Asset-class risk is the risk that the types of securities in which a particular ETF invests will underperform other investments.  Concentration risk is the risk that the securities held by an

ETF with a more concentrated investment focus will be more susceptible to singular events that do not affect other sectors of the market. Management risk is the risk that a particular ETF will not fully replicate the underlying index, which can result in returns that are less than the returns of the underlying index.

Risks of Non-Traditional ETFs.  Non-traditional ETFs consist of Leveraged ETFs and Inverse ETFs and are explained below: 1. Leveraged ETF~~s~~ is an exchange-traded fund (ETF) that uses financial derivatives and debt to amplify the returns of an underlying index. Leveraged ETFs are available for most indexes, such as the Nasdaq-100 and the Dow Jones Industrial Average. These funds aim to keep a constant amount of leverage during the investment time frame, such as a 2:1 or 3:1 ratio. It follows the daily changes in the index. The 2:1 ratio works in the opposite direction as well. If the index drops 1%, your loss would then be 2%.  2. Inverse ETF is an exchange-traded fund (ETF) that is constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark. Investing in these ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices.  The majority of leveraged ETFs feature daily resets of exposure, meaning that they are designed to deliver amplified returns over the course of a single time period. The Direxion Daily Small Cap Bear 3x Shares (TZA), for example, is designed to deliver daily returns equal to -300% of the daily change in the Russell 2000. It maintains that same objective every day of the week, regardless of how markets performed the previous day. And as a result, the performance over multiple trading sessions is path dependent; the performance of the ETF will depend not only on the change in the index over the time period in question, but in the nature of the path taken. In trending markets, gains will generally be enhanced and losses limited. Seesawing markets, on the other hand, will erode returns. Because the Fund’s investments in ETFs may cause volatility in the Fund’s share price, the management risk associated with this investment strategy is considerable.

Management Risk: There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio manager will produce desired results.

Risks of Foreign Securities.  These include American Depository Receipts, or ETFs in which the Fund invests may have substantial investments in foreign securities, which can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the ETFs to decline, the Fund’s share price will decline. Leveraged ETFs and Inverse ETFs may add more risk if the market moves in the opposite direction.

Risks of Emerging Market Securities. The ETFs in which the Fund invests may have substantial investments in emerging market securities, which can involve additional risks relating to political, economic or regulatory conditions in those countries.  The economies of emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes.  The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries.  These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems.  Securities of issuers in these countries may be more difficult to sell at an acceptable price and may be more volatile than securities issued in countries with more mature markets.  Investments in emerging market countries may be subject to greater risks of government  restrictions, including confiscatory taxation, expropriation or nationalization of a country’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country.  Investments in emerging market countries may be considered speculative.

Whom Is the Fund Designed For?

The Fund is designed primarily for investors seeking capital appreciation over the long term.  Those investors should be willing to assume the risks of short-term share price fluctuations and losses due to investment in developing and emerging markets. The Fund is not a complete investment program.  You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

INVESTMENT ADVISER

Nevada RIA LLC is the Fund’s investment adviser (“Adviser”), 200 West Sahara Avenue, Unit 810, Las Vegas, NV 89102.

PORTFOLIO MANAGER

Rajendra Prasad has served in the capacity of portfolio manager since the Fund’s inception in 2015.

PURCHASE AND SALE OF FUND SHARES

A minimum initial investment of $1,000 is required to open an account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of the Fund.  Shares may be purchased or redeemed on any business day through the transfer agent, Mutual Shareholder Services, LLC, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.

TAXES

If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.   Fund distributions may be taxable upon withdrawal from tax deferred accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND

ABOUT THE FUND’S INVESTMENTS

The allocation of the Fund’s portfolio among different types of investments will vary over time and the Fund’s portfolio might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

The Fund’s Principal Investment Strategies and Risks

The Fund seeks its investment objective of capital appreciation principally by investing at least 80% of its total assets in equity securities and in cash or cash equivalents. The ratio of investment in equity securities and cash or cash equivalents will vary and will depend on the market conditions. The Fund emphasizes investments in equity securities of companies without limitation as to market capitalization. Equity securities are common stocks and preferred stocks, as well as securities convertible into or exchangeable for common stocks or preferred stocks. The Fund may invest in companies of any size.  The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject as a whole.

Equity Investing

The Adviser will seek companies whose earnings and stock prices are expected to grow at a faster rate than that of the overall market. These companies can be new companies or established companies that may be entering a new phase in their business.  Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. These companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position.  They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way.  Although newer companies may not pay dividends for some time, their stocks may be valued because of their potential for price increases.  In selecting equity securities, the Adviser will seek to invest in companies which have high earnings growth rates and sales growth rates, which currently demonstrate superior long term capital appreciation relative to S&P 500.

These young growth companies may experience greater stock price fluctuations and risks of loss than larger, more established companies. These stocks generally are more expensive relative to their earnings or assets than other types of stocks. If such a company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Consequently, these stocks are more volatile than other types of stocks. In particular, these stocks are very sensitive to changes in their earnings.  Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund’s share price. During periods when equity investing is out of favor or when markets are unstable, it may be more difficult to sell these securities at an acceptable price. There is no assurance that the Fund’s equity-cash style of investing will achieve its desired result.  In fact, the Fund may decline in value as a result of emphasizing this style of investing. Stocks may go in and out of favor due to market cycles.

Investments in Exchange-Traded Funds

The Fund may invest in both “traditional” and “non-traditional” ETFs.  Traditional ETFs are designed to mirror the performance of a broad-based market index such as the Standard & Poor’s 500 Index or some other benchmark.  Non-traditional ETFs are relatively new and highly complex financial instruments which include “leveraged” ETFs and “inverse” ETFs.

Unlike traditional ETFs, leveraged and inverse ETFs seek investment returns on a basis other than a one-to-one long-only relationship to an underlying index.   Leveraged ETFs seek to deliver multiples of the performance of a particular index or benchmark.  Inverse ETFs seek to deliver performance which is the opposite of a particular benchmark. Leveraged and inverse ETFs incorporate a “reset” feature which is designed to achieve the stated investment objective on a daily basis. Because the reset feature can cause these ETFs to have unexpected results over multiple reset periods, investment returns can be unpredictable, especially in volatile markets.

The Fund will limit its investments in any single ETF to 3% of the acquired fund’s voting securities at the time of investment. ETFs that have obtained exemptive orders (relieving them of such limits) may sell shares without regard to those limits, provided that they comply with the conditions set forth in those orders. The Fund will comply with applicable regulatory changes in connection with such investments. While investments in ETFs  offer special investment opportunities for capital appreciation, they are also subject to special risks.

General Risks.   Each of the underlying ETFs  in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one underlying EFT  than in another, it will have greater exposure to the risks of that underlying ETF or closed-end fund.  There is no guarantee that any of the ETFs  in which the Fund invests will achieve its investment objective.  The Fund’s ability to achieve its investment objective depends largely on its allocation of Fund assets among the underlying ETFs and other securities in which it invests.

Increased Costs.  When the Fund invests in ETFs the Fund also incurs indirectly the additional fees and expenses associated with those funds.  These fees and expenses are based on the underlying expense ratios of those funds.  Any material change in the allocation of the Fund’s assets to such funds could increase or decrease the fees and expenses associated with such investments.

Risks of Investments in Foreign Stocks.  ETFs in which the Fund invests may have substantial investments in foreign securities which are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements to which U.S. companies are subject.  These differences may make it difficult for an underlying fund to evaluate a foreign company’s operations or financial condition.  Additional risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the ETFs to decline, the Fund’s share price will decline. Leveraged ETFs and Inverse ETF may add more risk if the market moves in the opposite direction.

Temporary Defensive Investments

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in cash or cash equivalents. Such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Portfolio Turnover

The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require.  The Fund may engage in active and frequent trading of portfolio securities. The transaction costs attendant to this portfolio strategy will result in increased costs to the Fund.  A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders when Fund shares are held in taxable accounts.

Changes to the Fund’s Investment Policies

The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares; however, the Fund’s Board can change non-fundamental policies without a shareholder vote. The Fund’s investment objective and certain of its investment policies described in the Statement of Additional are non-fundamental policies. Significant policies changes will be described in supplements to this prospectus. Shareholders will receive 60 days advance notice of any change in the Fund’s investment objective and/or its investment policy. A policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is. The Fund will blend growth and value approach. It will choose stocks of companies which are currently growing strongly and they are currently not over-priced. When the purchased stocks become over-priced or if they lose a certain percentage of price, they will be sold. The Fund will also invest in Exchange Traded Funds. An example is PowerShares QQQ. This index ETF holds one hundred of the largest capitalized stocks in NASDAQ. Investing in such an ETF is less risky when compared to investing in individual stocks.

HOW TO PURCHASE SHARES

Shareholders Accounts

When a shareholder invests in the Fund, Mutual Shareholder Services LLC (“Mutual Shareholder Services”), the Transfer Agent for the Fund, will establish an open account to which all full and fractional shares will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Each shareholder is notified of the status of his account following each purchase or sale transaction.

Initial Purchase

The initial purchase may be made by personal check or by wire from the investor’s account in the following manner:

By Check.  The Account Application which accompanies this Prospectus should be completed, signed, and, along with a personal check for the initial investment payable to FOCUS FUNDS SERIES A, mailed to:  Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.  The Fund will not accept cash, cashier’s checks, money orders, credit card convenience checks or third party checks.

By Wire.  In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to:  Huntington National Bank.  Also provide the shareholder’s name and account number.  In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at (440) 922 0066.  The investor’s bank may charge a fee for the wire transfer of funds.  The Fund will not accept third party wire transfers.

Subsequent Purchases

Investors may make additional purchases in the following manner:

By Check.  Checks made payable to FOCUS FUNDS SERIES A should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.

By Wire.  Funds may be wired by following the previously discussed wire instructions for an initial purchase.

Price of Shares

The price paid for shares of the Fund is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of your purchase order in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt by the Transfer Agent of telephone instructions.  Net asset value per share is computed as of the close of business each day the New York Stock Exchange (NYSE) is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier than that on some days.   The NYSE is closed for certain holidays (e.g. New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and it may close on other days occasionally for certain extraordinary events. All references to time in this Prospectus are to “Eastern Time”.

The assets of the Fund are valued primarily on the basis of market prices of the securities after the market closes each business day. Net asset value (NAV) represents the fund’s per share market value. It is derived by dividing the total value of all the cash and securities in the fund’s portfolio, less any liabilities, by the number of shares outstanding.  Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of  trustees. Circumstances under which the Fund will utilize fair value pricing include, among others, situations in which the exchange on which a portfolio security is traded closes early and situations in which trading in a particular portfolio security was halted during trading hours and did not resume prior to the Fund’s net asset value calculation.  If a security price is not available, the Adviser will obtained quotations from two independent brokers and take the average. The adviser will monitor on a daily basis the market changes that affect the value of such equity. The adviser will discuss with the board of Trustees who will consider the following: The fundamental analytical data relating to the investment, cost of the purchase, information as to any transactions or offers with respect to that security, and other relevant matters. The net asset value per share of the Fund will fluctuate with the value of the securities it holds. Fair value pricing may result in portfolio security prices that are less objective, not verifiable (other than fair value pricing services, if available) and less precise than the closing prices available in the stock exchanges. This will affect the NAV pricing.

Other Information Concerning Purchase of Shares

The Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons.  If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs.  If you are already a shareholder, the Fund can redeem shares from your account to reimburse itself for any loss.  The Adviser has agreed to hold the Fund harmless from net losses to the Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor.  For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or certified check.

HOW TO REDEEM SHARES

You can redeem some or all of your shares of the Fund on any regular business day. Shares of the Fund will be redeemed at the net asset value per share of the Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent.  See “Price of Shares.” Because the net asset value of the Fund’s shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares.  Redemption proceeds will be mailed to the shareholder’s registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder’s pre-designated account at a domestic bank.  The shareholder will be charged for the cost of such wire.  If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check).  This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier’s check or by wire transfer.

Redemption by Mail

You can redeem shares of the Fund by mail by writing directly to the Funds’ Transfer Agent, Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147.  The redemption request must be signed exactly as the shareholder’s name appears on the registration form, with the signature guaranteed, and must include the account number.  If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

Additional documents may be required if the shares are owned by corporations, executors, administrators, trustees or guardians.  A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent.  A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (440) 922 0066.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public is not an acceptable guarantor.  The Fund may in its discretion waive the signature guarantee in certain instances.

Redemption by Telephone

Shares may be redeemed by telephone by calling Mutual Shareholder Services at (440) 922 0066 between 9:00 A.M. and 4:00 P.M.  Eastern Time on any day the New York Stock Exchange is open for trading.  An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Fund at (440) 922 0066. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption.  The Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine.  If the Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.  Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent.  The Transfer Agent and the Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice.  The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

A shareholder who requests that the proceeds of a redemption of $5,000 or more be sent by wire transfer will be charged for the cost of such wire, which is $20.00 as of the date of this Prospectus (subject to change without notice).

The Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund’s Investment Adviser, the Fund could be affected adversely by immediate payment.  In addition, the right of redemption for the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the Fund’s shareholders.

Due to the high cost of maintaining accounts, the Fund has the right to redeem, upon not less than 30 days’ written notice, all of the shares of any shareholder if, through redemptions, the shareholder’s account has a net asset value of less than $1,000.  A shareholder will be given at least 30 days’ written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

Abusive Trading Practices

In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies.  It is the Fund’s policy to reject purchases where excessive short-term or other abusive trading practices are detected.  Certain accounts (“omnibus accounts”) include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  While the Fund monitors for excessive short-term or other abusive trading practices, there can be no guarantee that the Fund will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts. The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It discourages frequent purchases and redemptions. The Board of Trustees has adopted the following policy: A redemption fee of 2.00% will be charged if the Fund is sold within 90 days of purchase.

INVESTMENT MANAGEMENT

The Investment Adviser

The Investment Adviser is Nevada RIA LLC, 200 West Sahara Avenue, Unit #810, Las Vegas, NV 89102. The Adviser receives from the Fund as compensation for its services an annual management fee of 1.00% and 0.75% as administrative fee, of the Fund’s net assets. Subject to the oversight of the Fund’s Board of Trustees, the Adviser manages the Fund’s assets, including buying and selling portfolio securities.  The Adviser also furnishes office space and certain administrative services to the Fund, and pays all operating expenses of the Fund including the trustees’ fees, marketing fee, etc., except for brokerage, taxes, interest and extraordinary expenses. The Board of Trustees will discuss regarding the performance of the investment adviser annually and based on that may renew the agreement between the Fund and the Adviser. The report of this discussion will be available to the shareholders through the annual report for the period ending December 31st.

Portfolio Manager

Rajendra Prasad is the president of Nevada RIA LLC and is the portfolio manager for Focus Funds Series A. He was publishing a newsletter with regards to mutual funds between 1993 and 1998. From 1998 to 2013 he managed a mutual fund. He has no private clients. He is a hematologist/oncologist and worked full time from 1973 to 1999 and then occasionally part time from 1999. He was an associate professor of medicine. There are no legal proceedings instituted or contemplated against the Fund or the Fund’s investment adviser or principal underwriter.

The Statement of Additional Information provides additional information about the portfolio manager’s (i) compensation, (ii) other accounts managed and (iii) ownership of securities in the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually.  Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares.  Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain.  Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.  The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns.  Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund.  Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains.  Generally, distributions from the Fund are expected to be primarily capital gains distributions.  Redemptions and exchanges are taxable sales.  Please consult your tax adviser regarding your federal, state, and local tax liability.

GENERAL INFORMATION

Huntington National Bank, (Project Management Office), 7 Easton Oval – EA4E95, Columbus, OH 43219 is the custodian for the Fund.

Mutual Shareholder Services LLC, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147, is the Fund’s Transfer, Redemption and Dividend Distributing Agent.

Frank Van Buren, VB&T Certified Public Accountants, PLLC, 250 W 57th St, Suite 1632, New York, NY 10107, is the Fund’s accountant and auditor.

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

PRIVACY POLICY

In the course of doing business with FOCUS FUNDS SERIES, you share personal and financial information with us.  We treat this information as confidential and recognize the importance of protecting access to it.

Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone.  For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us.  On occasion, such information may come from consumer reporting agencies and those providing services to us.

Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.  We may share that information with companies that perform services for FOCUS FUNDS SERIES.  When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

Security of Customer Information

We maintain physical, electronic, and procedural safeguards to protect your personal information.  Within FOCUS FUNDS SERIES, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services.

Fund’s Website

Is WWW.FOCUSFUNDSSERIES.COM. You may obtain free of charge the following information: all fees charged by the Fund, prospectus, statement of additional information, application forms to open different types of accounts, contact information, personal account login, investment philosophy, portfolio manager, fund information, literature and how to invest.

 [BACK COVER]

TABLE OF CONTENTS	PAGE NUMBER
The Fund Summary	Page-2
Investment Objective	Page-2
Fees and Expenses of the Fund	Page-2
Portfolio Turnover	Page-3
Principal Investment Strategies	Page-4
Principal Risks	Page-5
Investment Adviser	Page-9
Portfolio Manager	Page-9
Purchase and Sale of Fund Shares	Page-9
Taxes	Page-9
Payments to Broker-Dealers and Other Financial Intermediaries	Page-10
More About the Fund	Page-10
About the Fund’s Investments	Page-10
How to Purchase Shares	Page-13
How to Redeem Shares	Page-15
Investment Management	Page 17
Dividends Distributions and Taxes	Page-18
General Information	Page-18
Privacy Policy	Page-19
Security Customer Information	Page-19
Fund’s Website	Page-19

The following additional information about the Fund is available on the Fund’s internet site at WWW.FOCUSFUNDSSERIES.COM. and without charge upon request:

Statement of Additional Information.  Additional Information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information. This document includes additional information about the Fund’s investment policies, risks and operations.  It is incorporated by reference into this Prospectus (which means that it is legally part of this Prospectus).

Annual and Semi-Annual Reports.  Additional information about the Fund’s investments and performance will become available in the Fund’s Annual and Semi-Annual Reports to shareholders.  The annual report contains a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during its previous fiscal year.

How to Get More Information

To obtain the Statement of Additional Information (“SAI”) without charge, call the Fund at (440) 922 0066.  You may also call this number to request the Fund’s Annual Report, to request the Fund’s Semi-Annual Report, to request other information about the Fund, and to make shareholder inquiries.  The Fund makes available its SAI and Annual and Semi-annual reports, free of charge, on the Fund’s internet site at WWW.FOCUSFUNDSSERIES.COM.  In addition, within 60 days after the end of each fiscal quarter, the Fund will provide on this internet site a list of its top portfolio holdings as of the end of such fiscal quarter.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C., and information on the operation of the Public Reference Room can be obtained by calling 1-202- 551 -8090.  Information about the Fund is also available on the EDGAR Database on the SEC’s internet site at www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-1520 .

FOCUS FUNDS SERIES

8000 Town Center Drive

Suite 400

Broadview Heights, Ohio 44147

(440) 922 0066

Filed with the U.S. Securities and Exchange Commission on March______ 2016

STATEMENT OF ADDITIONAL INFORMATION

FOCUS FUNDS SERIES A

8000 Town Center Drive

Suite 400

Broadview Heights, Ohio 44147

(440) 922 0066

Ticker Symbol: ………..

FOCUS FUNDS SERIES A (the “Fund”) is a non-diversified portfolio of FOCUS FUNDS SERIES (the “Series”) an open-end management investment company. This Statement of Additional Information is not a prospectus. It contains additional information about the Fund and supplements information in the Prospectus.. It should be read together with the Prospectus. You can obtain a copy of the Fund’s Prospectus by writing to the Fund’s Transfer Agent at 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling the Transfer Agent at the telephone number shown above.

The date of this Statement of Additional Information is …………………

TABLE OF CONTENTS

CAPTION                                                                                                 PAGE

Fund History                                                                                                   3

Investments and Risks                                                                                     3

Fund Policies                                                                                                   6

Management of the Fund                                                                                 8

Proxy Voting Policy                                                                                        17

Investment Advisory                                                                                        19

Taxation of the Fund                                                                                         22

Anti-Money Laundering                                                                                    23

FUND HISTORY

The Series was organized as a business trust under the laws of the State of Delaware pursuant to an Agreement and Declaration of Corporation dated February 19, 2016.

INVESTMENTS AND RISKS

Classification

The Fund is a non-diversified portfolio of the Series, which is an open-end management investment company.

Principal Investment Strategies

STOCKS AND MONEY MARKET FUNDS: The Fund seeks its investment objective principally by investing at least 80% of its total assets in equity securities and cash or cash equivalents money market funds. The ratio of investment in equity securities and cash or cash equivalents money market funds will vary and will depend on the market conditions.  The Fund emphasizes investments in equity securities of companies without limitation as to market capitalization.   Equity securities include common stocks and preferred stocks, as well as securities convertible into or exchangeable for common stocks or preferred stocks.  The Fund may invest in American Depository Receipts or (ADRs) which are sold in the American markets just like regular stocks, and are issued/sponsored in the U.S. by a bank or brokerage. ADRs represent foreign corporations. American Depositary Receipt – ADR: Is a negotiable certificate issued by a U.S. bank representing a specified number of shares (or one share) in a foreign stock that is traded on a U.S. exchange. ADRs are denominated in U.S. dollars, with the underlying security held by a U.S. financial institution overseas. ADRs help to reduce administration and duty costs that would otherwise be levied on each transaction.

The Fund will use a blend of growth and value styles of investing. The Fund will choose stocks which have high growth potential and have good fundamental value at the time of purchase. Stocks which become overvalued will be sold. Also when the stocks lose certain percentage from the purchase price, they will be sold. When a certain percentage of profit may be realized by selling some of the stocks.

EXCHANGE TRADED FUNDS (ETFs): The Fund may invest in equity securities indirectly through investments in shares of Exchange Traded Funds (ETFs), and up to 10% of its assets indirectly through investments in Closed End Funds.  Exchange Traded Funds (ETF) are funds that trade like a stock. ETFs are collections of stocks or bonds.  ETFs can be bought and sold throughout the day as long as the market is open. ETFs make it easy to invest in a wide array of markets, whether broad like the S&P 500, in different sectors, different countries, etc. Non-traditional ETFs: 1. Leveraged ETFs is an exchange-traded fund (ETF) that uses financial derivatives and debt to amplify the returns of an underlying index. Leveraged ETFs are available for most indexes, such as the Nasdaq-100 and the Dow Jones Industrial Average. These funds aim to keep a constant amount of leverage during the investment time frame, such as a 2:1 or 3:1 ratio.

It follows the daily changes in the index. The 2:1 ratio works in the opposite direction as well. If the index drops 1%, your loss would then be 2%.  2. Inverse ETF is an exchange-traded fund (ETF) that is constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark. Investing in these ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. The Fund may invest in both traditional and non-traditional ETFs. Non-traditional ETFs present more risk.  The Fund’s investments in shares of ETFs may result in substantial investments in issuers of foreign and emerging market securities.

OPTIONS: The Fund may invest in put and call options which trade on securities exchanges.  Such options may be on individual securities or on indexes.  A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price.  If the market value of the underlying security or index declines, the value of the put option would be expected to rise. It works like insurance or hedge. If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund. A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price.  If the market value of the underlying security or index rises, the value of the call option would also be expected to rise.  If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund. The Fund will not sell uncovered or naked call options as the potential loss is unlimited. Depending on the contract, options can protect or enhance the portfolios of many different kinds of investors in rising, falling and neutral markets.

The Fund’s portfolio turnover strategy permits it to purchase and sell securities frequently.

Investment Strategies and Risks

The Fund has an investment objective of obtaining capital appreciation.  The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the Caption “Fund Summary” – “Principal Investment Strategies.”

Non Principal Strategies

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

Warrants.  The Fund may invest up to 5% of its net assets in warrants, which are options to purchase a specified security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time.  If the market value of the underlying security remains the same or declines, the warrant could lose all of its value, resulting in a loss to the Fund.

Futures Contracts.  For the purpose of hedging the Fund’s investment in equity securities or its cash position, the Fund may invest up to 5% of its net assets in futures contracts for the purchase or sale of specific securities or stock indexes.  A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date.  Futures are generally bought and sold on commodity exchanges. There are several risks in connection with the use of futures contracts.  In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.  Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market price of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.

Short Sales.  The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.

Since short selling can result in profits when stock prices generally decline, the Fund in this manner can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market.  However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value.  When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes.

Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent that the net asset value of a mutual fund that does not engage in short sales.

No short sales will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25%

of the value of the Fund’s net assets.  The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 2% of the value of the Fund’ net assets or 2% of the securities of any class of the issuer.  In addition, to secure the Fund’s obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale).  The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short or the market value of the securities at the time they were sold short.  The Fund may make short sales “against the box”, i.e., sales made when the Fund owns securities identical to those sold short.

Fund Policies

The Fund has adopted the following fundamental investment policies and restrictions.  These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund.  As defined in Section 2(a)(42) of the 1940 Act, the “vote of a majority of the outstanding voting securities” of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Except as set forth in the Prospectus or this Statement of Additional Information, the Fund may not:

1.

Invest more than 25% of the value of such Fund’s total assets in securities of companies in a particular industry, or group of industries (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

2.

Purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund’s net assets would be invested in securities that are not readily marketable.

3.

With respect to 50% of the total assets of the Fund, purchase a security of any issuer (other than cash, money market mutual funds and obligations issued or guaranteed by the United States Government, its agencies and instrumentalities) if such purchase would cause the Fund’s holdings of that issuer to amount to more than 5% of the Fund’s total assets.

4.

Invest more than 25% of the value of its assets in a single issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

      5.

Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition.

6.

      Invest in securities of any registered closed-end investment company~~.~~

7.

Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited.

8.

Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund’s net assets; or pledge the Fund’s securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

9.

Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

10.

Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

11.

Invest for the purpose of exercising control or management of another issuer.

12.

Invest in commodities or commodity futures contracts, although it may invest in securities which invest in the following equity sectors like home, real estate management, REITs, etc.

13.

 Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which invest in the following equity sectors like metal products, mining, etc.

14.

Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in the following equity sectors like energy, petroleum, etc.

15.

Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

16.

Issue senior securities as defined in the Act.

17.

 Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

  18.

Sell uncovered (naked) call options.

Temporary defensive stance will generally result in the Advisor reducing Fund’s holdings in risk assets, increasing cash and cash equivalents, and purchasing fixed income securities. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

MANAGEMENT OF THE FUND

The Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Series of The Focus Funds Series, which Declaration has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Series, the Trustees shall elect officers including a president, and Chief Financial Officer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund.  The Trustees, officers, employees and agents of the Series, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Series. The names of the Trustees and executive officers of the Series are shown below. Each Trustee serves until the trustee sooner dies, resigns, retires or is removed. Trustees who hold other office positions hold office for one year and until their respective successors are chosen and qualified. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee Financial Expert who is an Independent  trustee. The Audit Committee Financial Expert is generally responsible for (i) overseeing and monitoring the Series's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Series, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.

The Chairman of the Board of Trustees is Rajendra Prasad, who is an "interested person" of the Series, within the meaning of the 1940 Act. The Series does have a lead independent trustee of the Board of Trustees. The use of an interested Chairman balanced by a lead independent trustee and an Audit Committee Financial Expert allows the Board to access the expertise necessary of oversee the Series, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee Financial Expert is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Series's auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Series and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Compliance Officer is the appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund's risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund's Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Series, including the Series's valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund's investment adviser, administrator, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Series and its service providers; (6) receiving and reviewing reports from the Series's independent registered public accounting firm regarding the Fund's financial condition and the Series's internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Series's compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills.

Oversight Role of the Board of Trustees; Board Composition and Structure:

The role of the Board of Trustees in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund have responsibility for the day-to-day management of the Fund.   For example, the Adviser has responsibility for managing the Fund’s portfolio, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). In connection with its oversight role, the Board, or a subset of the Board consisting of at least two independent trustees, interacts with and receives reports from senior personnel of the Fund’s service providers, which include, among others, senior investment personnel of the Adviser (including personnel with responsibility for management of the Fund’s portfolio), the Fund’s Chief Compliance Officer and the Adviser’s Chief Compliance Officer.  Rajendra Prasad, Chairman of the Board, also serves as the Fund’s Portfolio Manager, the Fund’s Chief Financial Officer, and the Adviser’s Chief Compliance Officer.  The scope of the Board’s oversight responsibility requires that the Board take these multiple roles into account. Mr. Manu Hinduja serves as the Fund’s Chief Compliance Officer. Mr. Richard Saxton serves as the Audit Committee Financial Expert/Principal Accounting Officer. Mr. Jay Patel serves as the Lead Independent Trustee.

Mr. Richard Saxton, the Audit Committee Financial Expert/Principal Accounting Officer will interact with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations relating to specific operational and investment functions, such as trading practices (including brokerage allocation and execution) and investment research. From time to time, the Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address a variety of operational and compliance matters.  In addition, the Adviser has adopted certain policies, procedures and controls designed to address particular risks to the Fund’s portfolio. However, the Board recognizes that it is not possible to eliminate all of the risks which might affect the Fund’s Portfolio. The Board’s oversight role does not make the Board a guarantor of the Fund’s portfolio activities.

 The 1940 Act requires that at least 40% of the Fund’s trustees be trustees who are not “interested trustees” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent   Trustees”). Moreover, in order to rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, three of the four of the Fund’s Trustees are Independent Trustees.  Although the Board does not currently have an independent Chairman, the Independent Trustees have designated a lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas and facilitates communication among the Independent Trustees, and management. Currently the Fund does not have a legal counsel.

The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent trustee to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that has led the Board to conclude that he should serve as a Trustee of the Fund. Each of the Independent Trustees has served on the Board for the number of years set forth in the chart below, during which he has become familiar with the Fund’s financial, accounting, regulatory and investment matters and has contributed to the deliberations  of the Board.

   The following table provides biographical information with respect to each current Trustee of the Fund who is not an interested person of the Fund as defined in Section 2(a) (19) of the 1940 Act.

Name Address Date of Birth	Position held with series	Length of Time Served	Principal occupation during past Five years	Number of portfolios overseen by Trustee	Other Trusteeships Held by Trustee
Manu Hinduja 17082, Greentree Lane, Huntington Beach, CA DOB: Nov 20, 1950	Independent Trustee, Chief Compliance Officer	Since inception; Until retirement, removal, resignation or death	Trustee, GSR Service, Inc. Managing Trustee, Huntington Resources	1	2 (mutual funds-Prasad Growth Fund & Oceanstone Fund)
Jay M. Patel 651 w. Wellington #3, Chicago, IL 60657 DOB: Feb 9, 1967	Independent Trustee, Lead Independent Trustee	Since inception; Until retirement, removal, resignation or death	FINRA licensed Trader	1	0
Richard Saxton 6101, w, 76th St, Los Angeles, CA 90045 DOB: June 5, 1955	Independent Trustee, Audit Committee Financial Expert	Since inception; Until retirement, removal, resignation or death	Business Consultant	1	0

Interested Trustee
Name Address Date of Birth	Position held with series	Length of Time Served	Principal occupation during past Five years	Number of portfolios overseen by Trustee	Other Trusteeships Held by Trustee
Rajendra Prasad 200 W.Sahara, #180, Las Vegas, NV 89102 DOB: Aug 5, 1945	Interested Trustee, CFO, President	Since inception; Until retirement, removal, resignation or death	Registered Investment Adviser	1	2 (mutual funds-Prasad Growth Fund & Oceanstone Fund)

Rajendra Prasad is a trustee, Chief Financial Officer and President of the Fund, an affiliated person of the Fund. He is an affiliate of the principal underwriter of the Fund, Focus Funds Series. He is the President of the Advisor, Nevada RIA LLC. He is an “interested person” of the Series as defined in Section 2(a)(19) of the 1940 Act by reason of his positions as President and controlling shareholder of the Fund’s investment adviser, Nevada, RIA, LLC. Rajendra Prasad has served in the capacity of portfolio manager since the Fund’s inception in 2016. He was publishing a newsletter with regards to mutual funds between 1993 and 1998. From 1998 to 2013 he managed a mutual fund called Prasad Growth Fund and was a trustee. From 2006 to 2014 he was independent trustee of Oceanstone Fund.  He has no private clients. He is a hematologist/oncologist and worked full time from 1973 to 1999 and then occasionally part time from 1999. He was an associate professor of medicine. Dr. Manu Hinduja completed his Ph.D, Rice University, Houston, TX, USA, 1977, MBA at Pepperdine University, Los Angeles, CA, 1987, and B.Tech, at Indian Institute of Technology (IIT), Bombay, India, 1973. Currently he is a trustee of the following Companies: GSR Services, Inc., 8071 Slater Avenue, Suite 205, Huntington Beach, CA 92647. Huntington Resources, Inc., 8071 Slater Avenue, Suite 205, Huntington Beach, CA 92647. Both are Privately Held Companies. He was a Trustee of Prasad Growth Fund and Trustee of Oceanstone Fund. Mr. Hinduja has been a  trustee of GSR Services, Inc., an information technology staffing company, since 1995 and a trustee of Huntington Resources, Inc., a consulting company, since 1993. Mr. Hinduja has extensive experiences in business management.

Mr. Jay Patel is a licensed equity trader, risk advisor, investment consultant, and educator. He holds an undergraduate engineering BS and an undergraduate economics BA from the University of Illinois as well as an MBA from the University of Minnesota. He has worked in the financial industry as a Federal Examiner as well as at the executive level for US Bank and TMG Financial Services. He has managed financial, information technology, and business processes for Honeywell, AlliedSignal, and British Aerospace.  He has provided chemical, civil, and environmental consulting for URS.  He has taught marketing, finance, economics, strategic management, mathematics, and physiology courses at several colleges and universities as well as coached intercollegiate basketball and tennis. He provides on-going strategic, marketing, and operational consultation to several start-up businesses and individuals regarding equity investing. In his spare time, he is a volunteer children’s athletic coach.

Mr. Richard Saxton is a business consultant and freelance multimedia and broadcast journalist. He became a licensed investment advisor in 1985 with brokerage firm Dean Witter Reynolds (now Morgan Stanley). In 1989, he joined Financial News Network (now CNBC) as a senior news anchor hosting seven daily half hour segments covering the financial markets. From 1991 through 2000, he was Chief Editor and news anchor at KWHY-TV22 – The Business Channel – in Los Angeles hosting five daily half hour news/interview programs and producing financial series at global market locations. In 2001, he was hired by Bloomberg LP and became an award-winning broadcaster for his business reports on KFWB News 980 that were also heard on WBBR1130 and the Bloomberg Radio network. He has conducted thousands interviews with analysts, authors, executives and elected officials, and been a speaker at numerous investment conferences. He is a Board Member of the Los Angeles Chapter of the Society of Professional Journalists. Compensation or benefits payable to Trustees, are summarized in the following table. There may be additional incidental expenses. They are paid by Nevada RIA LLC and not by the Fund.

COMPENSATIONTABLE

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustee

Manu Hinduja	$1,000/year	$0	$0	$1,000/year
Jay M. Patel	$1,000/year	$0	$0	$1,000/year
Richard Saxton Rajendra Prasad	$1000/year $0	$0 $0	$0 $0	$1,000/year $0

Management Ownership: Rajendra Prasad owns 100% of the Fund’s equity securities. All the other trustees own 0%.

The Advisor for the Fund is Nevada RIA LLC. It was organized under the laws of the state of Nevada. Nevada RIA LLC has been registered with the Securities and Exchange Commission. The SEC file No. is 801-96253.

DISCLOSURE OF CURRENT PORTFOLIO HOLDINGS

The Fund has adopted the following policies and procedures relating to disclosure of the Fund's current portfolio securities holdings. The policies and procedures are primarily implemented through related policies and procedures of the Fund and FOCUS FUNDS SERIES, including the Fund's policies and procedures addressing market timing, the Fund's code of ethics, and FOCUS FUNDS SERIES's insider trading policies and procedures. Taken together, these policies and procedures seek to assure that information about the Fund's current portfolio securities holdings is not misused, while allowing disclosure of such information when appropriate to the Fund's operations or generally in the interests of the Fund's shareholders, and when there are reasonable expectations that disclosure of current portfolio holdings information will not compromise the integrity or performance of the Fund. Under these policies and procedures relating to the disclosure of the Fund's current portfolio securities, a schedule of portfolio holdings of the Fund disclosing the Fund's top ten portfolio holdings in order of position size (calculated as a percentage of total net assets) are usually posted on the Fund's Website within approximately 30 days after the end of each calendar quarter. Each calendar quarter's information will remain accessible on the Fund's Website until the posting of the following quarter's schedule of holdings.

You may view the Fund's schedule of portfolio holdings disclosing the top ten portfolio holdings for the most recently completed quarter online at WWW.FOCUSFUNDSSERIES.COM or obtain a copy of the schedule by calling toll-free 1-440-922-0066. The Fund or FOCUS FUNDS SERIES may share non-public current portfolio holdings information of the Fund's entire portfolio holdings sooner than 30 days after quarter-end with a service provider to the Fund or FOCUS FUNDS SERIES (including, without limitation, the Fund's custodian or administrator, pricing services, proxy voting services, rating and ranking organizations, auditors, broker-dealers (which may execute trades for the Fund), or other persons that reasonably request such information in order to fulfill their duties (including affiliated entities for compliance or risk management purposes). These service providers and other entities owe contractual, fiduciary, or other legal duties to the Fund or FOCUS FUNDS SERIES that foster reasonable expectations that current portfolio holdings information will not be used to trade securities improperly or otherwise be misused. The Board of Trustees has delegated to the Fund's Chief Compliance Officer (the "CCO") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The CCO will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The portfolio holdings disclosure policy, as overseen by the CCO, provides that the Fund will periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In addition to FOCUS FUNDS SERIES and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.

TYPE OF	NAME OF
SERVICE	SERVICE	DISCLOSURE DISCLOSURE
PROVIDER	PROVIDER	FREQUENCY	DELAY
Adviser:	Nevada RIA LLC	Daily	None

Administrator:	Mutual Shareholder Services, LLC	Daily	None

Transfer Agent: Mutual Shareholder Services, LLC		Daily	None

Accountant:	Mutual Shareholder Services, LLC	Daily	None

Custodian:	Huntington National Bank	Daily	None

Broker Dealer:		Daily	None

Broker Dealer:		Daily	None

Independent Registered Public Accounting Firm:
V B & T Certified Public Accountants, PLLC		As Needed	None

Counsel:		As Needed	None
Page 15

Web Site Host:		Quarterly	None

Web Site Management:		Quarterly	None

Printer:		Semi-Annually 1 Month

EDGAR Agent:	Mutual Shareholder Services	Semi-Annually 1 Month

Mailing Agent:	Mutual Shareholder Services	Semi-Annually 1 Month

Rating Agency:	Morningstar	Quarterly	3 Month

Rating Agency:	Lipper	Quarterly	3 Month

The Board of Trustees of the Fund, in conjunction with the CCO, exercises oversight of disclosure of current portfolio holdings by reviewing and approving the related Fund and FOCUS FUNDS SERIES policies and procedures discussed above, receiving periodic reports and other information about any material violations of these policies and procedures, and periodically reviewing and ratifying other relevant documents such as the Prospectus and Statement of Additional Information. In the event a material issue, conflict of interest, or other exception to the Policy is identified, the CCO will address the matter and report to the Board of Trustees at their next regular quarterly meeting.

Beginning with the quarter ending June 2016 the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's Website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semi-annual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at the Fund's Website at  www.focusfundsseries.com.

PROXY VOTING POLICY

The Fund has adopted a Proxy Voting Policy setting forth the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities.  A copy of this Proxy Voting Policy is attached to this Statement of Additional Information.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Funds at (440) 922 0066 or on the Funds’ internet site at WWW.FOCUSFUNDSSERIES.COM and (2) on the SEC’s internet site at www.sec.gov.

PROXY VOTING POLICY

FOCUS FUNDS SERIES (the “Fund”)

NEVADA RIA LLC (the “Adviser”)

We have adopted this voting policy which we believe is reasonably designed to ensure that we vote proxies in the best interests of the Fund and its shareholders, consistently with stated investment objectives.

We use what we believe are reasonable efforts to identify circumstances in which there is a conflict of interest in voting proxies between the interests of Fund shareholders, on the one hand, and those of the Advisor or any affiliated person of the Advisor, on the other hand.

Where there is no relevant, inconsistent stated investment objective, we vote proxies relating to the following substantive matters as described with respect to each matter listed below.  Where a proxy proposal is presented which is not listed below, we will vote in accordance with the most similar applicable policy which is stated below, or on a case-by-case basis in the manner which we believe will maximize the client’s investment return.  If we have identified a conflict of interest and have no general proxy voting policy on the matter presented, we will take other reasonable steps to help assure that the votes cast are in the client’s best interests.

Our voting policies are premised on the following principles:

•

Maximization of each investment’s return is the primary component of the Fund’s best interests;

•

Good corporate governance will help maximize investment returns;

•

Increasing shareholder involvement in corporate governance will help maximize investment returns;

•

Antitakeover defenses inhibit maximization of investment returns; and

•

Self-dealing by or conflicts of interest of company insiders are not in the Fund’s best interests.

Specifically, with regard to the commonly voted on areas shown below, we generally vote as follows:

I.  The Board of Trustees

Generally, unless we find an important reason to withhold votes of an uncontested nominee we vote to elect such nominees.  However, in cases of significant votes and when information is readily available, we may also review, before making our decision, such factors as the long-term corporate performance record relative to a relevant market index or indices, the composition of the board and key board committees, the nominee’s investment in the company, trustee compensation or other factors.

II. Proxy Contests

Votes in a contested election of trustees are evaluated on a case-by-case basis evaluating what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met.

III. Auditors

We generally vote in favor of the proposed auditor.

IV. Anti-Takeover Defenses

Generally, we vote against proposals to institute anti-takeover defenses.

V.  Social and Environmental Issues

Generally, we vote against shareholder social and environmental proposals because our focus is on the economic objectives of the Fund.

VI. Extraordinary Business Combination Transactions

Votes on mergers and or acquisitions and corporate restructuring proposals or considered on a 0case-by-case basis, taking into account the following:

•

Anticipated financial and operational benefits

•

Offer price (cost v. premium)

•

Prospects of the resulting company

VII. Executive and trustee Compensation

In general, we vote for executive and  trustee compensation plans which reward the creation of shareholder wealth by having a relatively high payout sensitivity to increases in shareholder value.

OWNERSHIP OF SHARES

         As of February 19, 2016, all of the outstanding shares of the Fund were owned by  the  Adviser,  whose  address  is  200 West Sahara Avenue #810, Las Vegas, NV 89102. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting  securities may be deemed a "control  person"  (as defined in the 1940 Act) of the Fund.  The Adviser is controlled by Rajendra Prasad, the President of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

         The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.  The Adviser has not been sponsored, recommended or approved, nor have its  abilities or  qualifications  been passed upon,  by the Securities and Exchange Commission or any other governmental agency. As compensation for the Adviser's services rendered to the Fund, the

Fund pays a management fee, computed and paid monthly, at an annual rate of 1.00% of the average value of the Fund's daily net assets and management fee, and computed and paid monthly an administrative fee at an annual rate of 0.75% of the average value of the Fund's daily net assets.

         The Adviser acts as investment adviser to the Fund pursuant to an Investment Advisory and Administration Agreement dated February 19, 2016 (the "Advisory Agreement").  Subject to the supervision and direction of the Board of Trustees, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund.  The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, the

Adviser furnishes office facilities and clerical and administrative services and subject to the  direction  of the Board of  Trustees,  is  responsible  for the overall management of the business affairs of the Fund,  including the provision of personnel for record keeping,  the  preparation of  governmental  reports and responding to shareholder communications.

         Other  expenses  are borne by the Fund and include  brokerage  fees and commissions,  fees of Trustees  not  affiliated  with the  Adviser,  expenses of registration  of the Fund and of the shares of the Fund with the  Securities and  Exchange  Commission  (the  "SEC")  and  the  various  states, charges  of  the custodian,  dividend and transfer  agent,  outside  auditing and legal expenses, liability  insurance premiums on property or personnel  (including  officers and trustees),  maintenance  of business corporation existence, any taxes payable by the Fund,  interest  payments  relating  to Fund  borrowings,  costs  of  preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory  authorities,  costs of printing, portfolio pricing services and Fund meetings.

The Advisory  Agreement is subject to annual  approval by (i) the Board of  Trustees  or  (ii)  vote  of a  majority  (as  defined  in the  Act)  of the outstanding  voting  securities  of the Fund,  provided that in either event the continuance  is  also  approved  by a  majority  of the Trustees  who  are  not "interested  persons" (as defined in the Act) of the Fund or the Adviser by vote cast in person at a meeting  called for the purpose of voting on such  approval. The  Board  of  Trustees,  including  a  majority  of the  Trustees  who are not "interested  persons," voted to approve the Advisory Agreement at a meeting held on March 11, 2016. The Advisory Agreement is terminable without penalty, on not less  than 60 days'  notice, by the  Board  of   Trustees or by vote of the holders of a  majority  of the  Fund's shares or, upon not less than 90 days' notice, by the Adviser.  The Advisory Agreement will terminate automatically in the event of its assignment.       The underwriter is FOCUS FUNDS SERIES, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147. Tel: (440) 922 0066. Affiliated person: Rajendra Prasad.

         The Series has  entered  into an  Administration  Agreement  with  Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Height, Ohio 44147 ("MSS"), pursuant to which MSS has agreed to act as the Fund's  transfer,  redemption  and  dividend  disbursing agent. As such, MSS maintains the Fund's official record of shareholders and is responsible  for crediting  dividends to  shareholders'  accounts.

         Huntington National Bank, 7 Easton Oval – EA4E95, Columbus, OH 43219

serves as the Fund's custodian. As custodian, Huntington National Bank maintains custody of the Fund's cash and portfolio securities.

         V B & T Certified Public Accountants, PLLC, 250 W 57th Street, Suite 1632, New York, NY 10107 has been selected as auditors for the Fund.  In such capacity, V B & T Certified Public Accountants, PLLC periodically reviews the accounting and financial records of the Fund and examines its financial statements.

PORTFOLIO TRANSACTIONS

         Decisions to buy and sell securities for the Fund are made by the Adviser  subject  to the overall supervision and review by the Board of Trustees. Portfolio security  transactions  for the Fund  are  effected  by or under  the supervision of the Adviser.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  There is generally no stated commission in the case of securities traded in the  over-the-counter  markets,  but the  price  of those securities includes an undisclosed  commission or markup. The cost of securities purchased from underwriters includes an underwriting  commission or concession, and the  prices  at which  securities  are  purchased  from and sold to  dealers include a dealer's markup or markdown.

         In executing portfolio transactions and selecting brokers and dealers, it is the Fund's policy to seek the best overall terms available.  The Advisory Agreement  provides that, in assessing the best overall terms  available for any transaction, the Adviser shall consider the factors it deems relevant, including the  breadth  of the  market in the  security,  the price of the  security,  the financial  condition and execution  capability of the broker or dealer,  and the reasonableness of the commission,  if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser, in selecting brokers or  dealers and in evaluating  the best overall  terms  available. The adviser will not accept soft dollars or research from broker/dealers. Soft dollars are benefits provided to an asset manager by a broker-dealer from commissions generated by financial transactions executed by the asset manager with the broker-dealer.  The Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions  paid over  representative  periods of time were reasonable.

PURCHASE, REDEMPTION AND

PRICING OF SECURITIES BEING OFFERED

         The information pertaining to the purchase and redemption of the Fund's shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference.

DETERMINATION OF NET ASSET VALUE

The price paid for shares of the Fund is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of your purchase order in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt by the Transfer Agent of telephone instructions.  Net asset value per share is computed as of the close of business each day the New York Stock Exchange (NYSE) is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier than that on some days.   The NYSE is closed for certain holidays (e.g. New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and it may close on other days occasionally for certain extraordinary events. All references to time in this Prospectus are to “Eastern Time”.

The assets of the Fund are valued primarily on the basis of market prices of the securities after the market closes each business day. Net asset value (NAV) represents the fund’s per share market value. It is derived by dividing the total value of all the cash and securities in the fund’s portfolio, less any liabilities, by the number of shares outstanding.  Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of trustees. Circumstances under which the Fund will utilize fair value pricing include, among others, situations in which the exchange on which a portfolio security is traded closes early and situations in which trading in a particular portfolio security was halted during trading hours and did not resume prior to the Fund’s net asset value calculation.  If a security price is not available, the Adviser will obtained quotations from two independent brokers and take the average. The adviser will monitor on a daily basis the market changes that affect the value of such equity. The adviser will discuss with the board of Trustees who will consider the following: The fundamental analytical data relating to the investment, cost of the purchase, information as to any transactions or offers with respect to that security, and other relevant matters. The net asset value per share of the Fund will fluctuate with the value of the securities it holds. Fair value pricing may result in portfolio security prices that are less objective, not verifiable (other than fair value pricing services, if available) and less precise than the closing prices available in the stock exchanges. This will affect the NAV pricing.

TAXATION OF THE FUND

         The Fund will be treated as a separate entity for federal income tax purposes. The Fund's policy is to distribute at least annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service and to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.  Unless a shareholder elects otherwise,  dividends  and capital  gains distributions  are  paid  in  additional   shares  that  are  credited  to  the shareholder's account with the Fund.

The Fund intends  to  qualify  each  year as a  "regulated  investment company"  under subchapter M of the  Internal  Revenue Code,  as amended  (the  "Code"). Qualification as a regulated investment company will result in the Fund's paying no  taxes  on  net  income  and  net  realized  capital  gains   distributed  to shareholders.  To qualify for this treatment the Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of securities; invest in securities within certain limits; and distribute to its shareholders at least 90% of its net taxable income earned in any year.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement whenever reasonably feasible.

Dividends derived  from the  Fund's  net  investment  income,  whether received in additional  shares or in cash,  will be taxable to  shareholders  as ordinary  income,  but a portion may be eligible for the 70% dividends  received deduction available to corporations.

Distributions of the excess of net  long-term  capital  gain over net short-term capital  loss  are  taxable  to a  shareholder  in the year in which received (except  as  set  forth  in  the  next   paragraph),   whether  those distributions  are accepted in cash or in additional  shares,  and regardless of the length of  time  the   shareholder   has  held  his  Fund  shares.   These distributions, like dividends, may also be subject to state and local taxes. In addition to any dividends paid within the calendar year, dividends and capital gain  distributions  declared in  December  and paid the  following January will be taxable in the year they are declared.

Investors should consider carefully the tax implications of purchasing shares of the Fund just prior to the record date of a dividend or capital gains distribution.  Although a dividend or distribution paid shortly after shares have been  purchased  is in  effect a return of  investment,  it is  subject  to taxation as described  above,  and a sale at a loss of shares held not more than six months will be long-term capital loss to the extent of any long-term capital gain dividends received within that period. Shareholders   must furnish the Fund with their correct Taxpayer Identification Number to avoid being subject to a 20% federal backup withholding tax on dividend distributions. Investors also must certify on the Account Application that the stated Tax Identification Number is correct and that the Investor is not subject to 20% backup withholding for previous under-reporting to the IRS.  Shareholders not subject to income taxation do not have to pay an income tax on the dividend or capital gain distributions.

Shareholders shall upon demand disclose to the Fund in writing such information with respect to direct and indirect ownership of Shares of the Fund as the Trustees of the Fund deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority. Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

UNDERWRITERS

Currently the only underwriter is FOCUS FUNDS SERIES, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147. Tel: (440) 922 0066. There are no net underwriting discounts and commissions. There is no compensation or commission of any kind.

  ANTI-MONEY LAUNDERING PROGRAM (AML Program)

The Fund has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT ACT”).

To ensure compliance with this law, the Fund has employed and appointed Mutual Shareholder Services (MSS), the transfer agent,  maintain an Anti-Money Laundering Program in compliance with the USA PATRIOT ACT OF 2001 and regulation thereunder, and provide to the Fund a copy of MSS’s Anti-Money Laundering Program; perform such services as necessary to implement and enforce the Fund’s Anti-Money Laundering Program; provide necessary and reasonable access to properly authorized federal examiners so that they can obtain all necessary information and records relating to the AML Program and to inspect MSS’s implementation and operation of the AML Program.

The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT ACT. As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorism or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

FOCUS  FUNDS SERIES

PART C

OTHER INFORMATION

Item 28.

Exhibits

Subject to General Instruction D regarding incorporation by reference and rule 483 under the Securities Act [17 CFR 230.483], file the exhibits listed below as part of the registration statement. Letter or number the exhibits in the sequence indicated and file copies rather than originals, unless otherwise required by rule 483. Reflect any exhibit incorporated by reference in the list below and identify the previously filed document containing the incorporated material.

(a)

Articles of Incorporation. The Fund’s current articles of incorporation, charter, declaration of trust or corresponding instruments and any related amendment. Charter of Focus Funds Series.

(b)

By-laws. The Fund’s current by-laws or corresponding instruments and any related amendment.

(d)Investment Advisory Contracts. Investment advisory contracts relating to the management of the Fund’s assets.

(g) Custodian Agreements. Custodian agreements and depository contracts under section 17(f) [15 U.S.C. 80a-17(f)] concerning the Fund’s securities and similar investments, including the schedule of remuneration.

(h) Other Material Contracts. Other material contracts not made in the ordinary course of business to be performed in whole or in part on or after the filing date of the registration statement. (i) Mutual Shareholder Services Accounting Services Agreement. (ii) Mutual Shareholder Services Transfer Agent Agreement.

(i)

Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered, stating whether the securities will, when sold, be legally issued, fully paid, and nonassessable.

(j) Other Opinions. Any other opinions, appraisals, or rulings, and related consents relied on in preparing the registration statement and required by section 7 of the Securities Act [15 U.S.c. 77g]. Auditor’s consent and report.

(k) Omitted Financial Statements. Financial statements omitted from Item 27.

(l) Initial Capital Agreements. Any agreements or understandings made in consideration for providing the initial capital between or among the Fund, the underwriter, adviser, promoter or initial shareholders and written assurances from promoters or initial shareholders that purchases were made for investment purposes and not with the intention of redeeming or reselling.

(p) Codes of Ethics. Any codes of ethics adopted under rule 17j-1 of the Investment Company Act [17 CFR 270.17j-1] and currently applicable to the Fund (i.e., the codes of the Fund and its investment advisers and principal underwriters

Focus Funds Series, Inc. - Secretary's Certificate

I, Rajendra Prasad, Secretary of Focus Funds Series, a Delaware statutory trust, do hereby certify that:

(1) I am the Secretary of the Focus Funds Series (the "Trust"); and

(2) that the following is a true and complete copy of the resolution duly adopted by the Board of Trustees of the Trust (the "Board") at an in-person meeting on March 11, 2016; and

(3) that said resolutions remain in full force and effect on the date hereof:

> **RESOLVED,** that the Board hereby establishes and designates a new series of the Trust, to be known as the Focus Funds Series A, such series having such rights and preferences as provided in the Trust's Agreement and Declaration of Trust; and
>
> **FURTHER RESOLVED,** that Focus Funds Series A shall consist of one class of shares; and
>
> **FURTHER RESOLVED,** that the investment objectives, policies, and limitations of Focus Funds Series A, as described in its Registration Statement and as may be amended by any officer of the Trust (subject to ratification by the Board in the case of any material changes), are approved.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2016.

Rajendra Prasad

Rajendra Prasad
Secretary, Focus Funds Series

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on March 11th, 2016.

Focus Funds Series

Rajendra Prasad

By: /s/Rajendra Prasad

Rajendra Prasad, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
Rajendra Prasad /s/Rajendra Prasad Rajendra Prasad	President, Chief Financial Officer, Trustee	March 11, 2016
/s/Manu Hinduja Manu Hinduja	Trustee, Chief Compliance Officer	March 11, 2016
/s/Jay M. Patel Jay M. Patel	Trustee, Lead Independent Trustee	11 MARCH 2016
/s/Richard Saxton	Trustee, Principal Accounting Officer/Audit Committee Financial Expert	11 MAR 2016

INCUMBENCY CERTIFICATE

Focus Funds Series

I, Rajendra Prasad, hereby certify that I am the duly elected and acting Secretary of Focus Funds Series, a Delaware statutory trust (the "Trust"). I further certify that the persons named below are, as of the date hereof, the duly elected and acting incumbents of the offices of the Trust listed below opposite their respective names, and that the signatures of such individuals set forth below are genuine.

Name	Office	Signature
Rajendra Prasad	President/Chief Financial Officer, Trustee	Rajendra Prasad March 11, 201
Manu Hinduja	Chief Compliance Officer/ Trustee	March 11, 2016
Jay M. Patel	Lead Independent Trustee/ Trustee	Jay Patel 11 MARCH 2016
Richard Saxton	Principal Accounting Officer/ Audit Committee Financial Expert/Trustee	11 MAR 2016

IN WITNESS WHEREOF, I have executed this Certificate as of the 11th day of March, 2016.

Rajendra Prasad

Rajendra Prasad
Secretary, Focus Funds Series